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                                                                     (conformed)




                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  June 10, 2003


                             PDG ENVIRONMENTAL, INC.
             (Exact name of registrant as specified in this charter)




          Delaware                    0-13667                22-2677298
(State or other jurisdiction        (Commission            (IRS Employer
     of incorporation)              File Number)          Identification No.)


  1386 Beulah Road, Building 801, Pittsburgh, PA                15235
(Address of Principal Executive Offices)                      (Zip Code)


       Registrant's Telephone Number, including area code: (412) 243-3200


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ITEM 12 - RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On June 10, 2003 the Corporation issues a press release discussing the results for the 1st quarter ended April 30, 2003.

ITEM 7 - FINANCIAL STATEMENTS & EXHIBITS


        (c)     Exhibits


                                                                        PAGES OF
                                                                      SEQUENTIAL
                          EXHIBIT INDEX                         NUMBERING SYSTEM
                          -------------                         ----------------

                20  Press Release dated June 10, 2003





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                       PDG ENVIRONMENTAL, INC.




                                       By   /s/John C. Regan
                                         ---------------------------------------
                                            John C. Regan
                                            Chairman and Chief Executive Officer











Date: June 11, 2003




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